UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 26, 2007

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PARLUX FRAGRANCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	0-15491	22-2562955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312

(Address of Principal Executive Offices) (Zip Code)

954-316-9008

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Witten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2007, Parlux Fragrances, Inc. (the “Company”) entered into an employment agreement with Neil J. Katz, the Chairman and Chief Executive Officer of the Company. Pursuant to the employment agreement, Mr. Katz will be entitled to receive an annual base salary of $500,000 for the first 12 months, $550,000 for months 13 through 24 and $600,000 for months 25 through 36. Mr. Katz will be eligible to receive a bonus of up to 50% of his annual base salary based on the Company’s achievement of certain financial measures and management objectives as determined by the Company’s Compensation Committee. Mr. Katz was also granted an option to purchase 180,000 shares of common stock of the Company, subject to shareholder approval of the Parlux Fragrances, Inc. 2007 Stock Incentive Plan.

A copy of the employment agreement between the Company and Mr. Katz setting forth Mr. Katz’s terms of employment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

In addition, on July 26, 2007, the Company entered into an employment agreement with Raymond J. Balsys, the Chief Financial Officer of the Company. Pursuant to the employment agreement, Mr. Balsys will be entitled to receive an annual base salary of $190,000. Mr. Balsys’ annual base salary will be reviewed annually by the Company and the Company shall maintain the sole discretion to determine what, if any, salary adjustments will be made to Mr. Balsys’ annual base salary. Mr. Balsys will be eligible to receive a bonus of up to 50% of his annual base salary based on the Company’s achievement of certain financial measures and management objectives as determined by the Company’s Compensation Committee. Mr. Balsys was also granted an option to purchase 60,000 shares of common stock of the Company, subject to shareholder approval of the Parlux Fragrances, Inc. 2007 Stock Incentive Plan.

A copy of the employment agreement between the Company and Mr. Balsys setting forth Mr. Balsys’ terms of employment is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
10.1	Executive Employment Agreement, dated July 26, 2007, by Parlux Fragrances, Inc. and Mr. Katz.
10.2	Executive Employment Agreement, dated July 26, 2007, by Parlux Fragrances, Inc. and Mr. Balsys.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2007

PARLUX FRAGRANCES, INC.

By:	/s/ RAYMOND J. BALSYS
Raymond J. Balsys,
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting
Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Executive Employment Agreement, dated July 26, 2007, by Parlux Fragrances, Inc. and Mr. Katz.
10.2	Executive Employment Agreement, dated July 26, 2007, by Parlux Fragrances, Inc. and Mr. Balsys.